UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

PROPHASE LABS, INC.

(Exact name of Company as specified in its charter)

Delaware	000-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 Stewart Avenue, Suite 200 Garden City, New York	11530
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0005	PRPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountants.

On June 27, 2022 (the “Dismissal Date”), the Audit Committee of the Board of Directors of ProPhase Labs, Inc. (the “Company”) dismissed Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm.

The reports of Friedman on the audited consolidated financial statements of the Company as of and for the years ended December 31, 2021 and 2020, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report contained an explanatory paragraph as to a reimbursement uncertainty subsequent to year end.

During the years ended December 31, 2021 and 2020 and through the Dismissal Date, there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Friedman, would have caused it to make reference thereto in its reports on the audited consolidated financial statements of the Company for such years. During the years ended December 31, 2021 and 2020, and through the Dismissal Date, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K, except for the material weakness described in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2021.

The Company provided Friedman with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K, and requested that Friedman furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not it agrees with the statements related to Friedman made by the Company in this report. A copy of Friedman’s letter to the SEC dated July 1, 2022 is attached as Exhibit 16.1 to this report.

Also on June 27, 2022, the Audit Committee engaged Morison Cogen LLP (“Morison Cogen”) as the Company’s new independent registered public accounting firm.

During the years ended December 31, 2021 and 2020, and through the Dismissal Date, neither the Company, nor anyone on its behalf, consulted Morison Cogen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the audited consolidated financial statements of the Company, and no written report was provided to the Company or oral advice was provided that Morison Cogen concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

16.1	Letter from Friedman LLP to the Securities and Exchange Commission, dated July 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/ Monica Brady
Monica Brady
Chief Accounting Officer

Date: July 1, 2022